Investment Strategy - The Biondo Focus Fund	Apr. 20, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies:
Strategy Narrative [Text Block]

The Fund’s adviser seeks to achieve the Fund’s investment objective by investing primarily in a combination of long positions in (1) common stock of U.S. companies of any capitalization; (2) American depositary receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds (“ETFs”) that invest primarily in (i) common stocks of U.S. companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs. The Fund defines investment grade fixed income securities as those rated Baa3 or higher by Moody’s, or BBB- or higher by S&P, or if not rated, determined by the adviser to be of comparable quality.

The Fund’s adviser anticipates focusing, from time to time, more than 25% of the Fund’s portfolio in the securities of companies in one or more of the following sectors: (1) technology, (2) financial services and (3) healthcare. The adviser defines technology companies as those principally engaged in research, development or manufacturing of computer related products including hardware, software and computer services; communications related products and services including telephony, satellite or wireless communications; or manufacturing related products that rely upon scientific innovation. The adviser defines financial service companies as those principally engaged in commercial or retail banking, specialty finance, brokerage, investment banking, investment management or insurance. The adviser defines healthcare companies as those principally engaged in the discovery, development, manufacture or delivery of biotechnology, medical devices, pharmaceuticals, or health care supplies. The adviser selects securities based on fundamental, bottom-up research. The adviser looks for some or all of the following characteristics in a company:

●	Exceptional growth prospects

●	Quality management

●	Niche business segment

●	High barriers to entry

The Fund may also employ leverage including bank borrowing of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund may also engage in covered call writing against its portfolio of common stocks, ADRs or ETFs. Additionally, the Fund may purchase call options as a temporary substitute for common stocks, ADRs or ETFs. The adviser anticipates investing in fixed income securities that it believes are undervalued and have the potential for capital appreciation in addition to providing income. In general, the adviser anticipates investing up to 20% of Fund assets in fixed income securities.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Fund will typically have fewer than 30 investments at any time. In general, the adviser buys securities that it believes are undervalued and sells a security if its price target is achieved, if the fundamentals have deteriorated or if, in the opinion of the adviser, the security is no longer attractive for investment purposes. The Fund’s adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective.

Due to the focused nature of the adviser’s strategy, the Fund may concentrate its portfolio in a limited number of issuers. In order to comply with certain Internal Revenue Code requirements for investment companies, the Fund sells securities of concentrated issuers at the end of each quarter of the Fund’s fiscal year if necessary to comply with these tax requirements and then can repurchase those securities shortly after quarter end.